================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 2001


                              ACE SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF March 1, 2001, PROVIDING FOR THE ISSUANCE OF ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2001-NC1)


                              ACE Securities Corp.
                              --------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------


          Delaware                   333-88101                56-2088493
          --------                   ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina                                       28211
-------------------------                                       -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (704) 365-0569
                                                    --------------



================================================================================

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pools

                  On March 22, 2001, a single series of certificates, entitled Asset Backed Pass- Through Certificates, Series 2001-NC1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among ACE Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer"), U.S. Bank National Association as trustee (the "Trustee") and Bankers Trust Company of California as trust administrator (the "Trust Administrator"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class B Certificates," the "Class X Certificates" the "Class N Certificates," the "Class R Certificates and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $166,593,502 as of March 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 19, 2001 (the "Mortgage Loan Purchase Agreement") among the Depositor, NC Capital Corporation and Deutsche Bank AG New York Branch. The Class A-1 Certificates, the Class A-2 Certificates, the Class A-IO Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates were sold by the Depositor to Deutsche Banc Alex. Brown Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated March 19, 2001 between the Depositor and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                  Initial Certificate
        Class                      Principal Balance                       Pass-Through Rate
        -----                      -----------------                       -----------------
         A-1                         $101,622,000.00                           Variable
         A-2                         $ 37,483,000.00                           Variable
         M-1                         $ 13,327,000.00                           Variable
         M-2                         $  5,830,000.00                           Variable
          B                          $  3,331,000.00                           Variable
          X                          $ 14,000,000.00                            10.00%
          N                          $  5,000,501.67                           Variable
          R                      100% Percentage Interest                        N/A
        R-III                    100% Percentage Interest                        N/A

                  The Certificates, other than the Class X Certificates, the Class N Certificates, the Class R Certificates and the Class R-III Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 19, 2001, and the Prospectus Supplement, dated March 19, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class X, Class N, Class R and Class R-III have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



                  Exhibit No.                           Description
                  -----------                           -----------

                      4.1 Pooling and Servicing Agreement, dated as of March 1, 2001, by and among ACE Securities Corp. as
                                            Depositor, Litton Loan Servicing LP
                                            as Servicer, U.S. Bank National
                                            Association as Trustee and Bankers
                                            Trust Company of California as Trust
                                            Administrator, relating to the
                                            Series 2001- NC1 Certificates.

                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 22, 2001

                                                   ACE SECURITIES CORP.


                                                   By: /s/ Douglas K. Johnson
                                                       -------------------------
                                                   Name:   Douglas K. Johnson
                                                   Title:  President

                                                   By: /s/ Evelyn Echevarria
                                                       -------------------------
                                                   Name:   Evelyn Echevarria
                                                   Title:  Vice President

                                                 Index to Exhibits
                                                 -----------------



                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           4.1              Pooling and Servicing Agreement, dated as of                              7
                            March 1, 2001, by and among ACE Securities
                            Corp. as Depositor, Litton Loan Servicing LP as
                            Servicer, U.S. Bank National Association as
                            Trustee and Bankers Trust Company of
                            California as Trust Administrator, relating to the
                            Series 2001-NC1 Certificates.